SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) February 21, 2003
                               (February 20, 2003)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



Oklahoma                              1-13726                   73-1395733
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(State or other jurisdiction  (Commission File No.)            (IRS Employer
    of incorporation)                                        Identification No.)


6100 North Western Avenue, Oklahoma City, Oklahoma                       73118
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  (Address of principal executive offices)                           (Zip Code)



                                 (405)848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE

         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on February 20, 2003. The following was included in the Press Release:

                     CHESAPEAKE ENERGY CORPORATION ANNOUNCES
                 CHANGE IN SCHEDULING OF FOURTH QUARTER AND 2002
                       FULL-YEAR EARNINGS CONFERENCE CALL

As previously announced, Chesapeake Energy Corporation (NYSE:CHK) has scheduled its fourth quarter and 2002 full-year earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, February 24, 2003.

However, the timing of the conference call to discuss those results has been changed to 9:00 a.m. EST on Tuesday morning, February 25, 2003. The timing of the call had previously been announced as 10:00 a.m. EST. The telephone number to access the conference call remains 913.981.5533. We encourage those who would like to participate in the call to place your calls between 8:50 and 9:00 am EST.

For those unable to participate in the conference call, a replay will be available for audio playback at 12:00 pm EST on Tuesday, February 25 and will run through midnight Monday, March 10, 2003. The number to access the conference call replay is 719.457.0820; passcode for the replay is 720863.

The conference call will also be simulcast live on the Internet and can be accessed by going directly to the Chesapeake website at www.chkenergy.com and selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on our website indefinitely.

Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on 3-D seismic delineated exploratory drilling combined with developmental drilling and producing property acquisitions in the Mid-Continent region of the United States. The company's Internet address is www.chkenergy.com.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CHESAPEAKE ENERGY CORPORATION



                                             By: /s/ Aubrey K. McClendon
                                                 -----------------------------
                                                     Aubrey K. McClendon
                                                     Chairman of the Board and
                                                     Chief Executive Officer

Dated: February 21, 2003